SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PRO-DEX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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To Our Shareholders:

Fiscal 2017 was an exciting year for Pro-Dex. We enjoyed record numbers in terms of our Net Income and stock price. We are deeply appreciative of the effort, loyalty and patience the team here has shown over recent years.

We launched a new product into production and the market during fiscal 2017, and initiated a project to develop the first Pro-Dex branded hand piece in several years. This new product will leverage our patented torque limiting technology into new orthopedic markets. We have begun to attract the increased interest of investors and the media, and we are pleased that the Pro-Dex story is being shared more extensively as there are a great deal of good things happening.

As we move into Fiscal 2018, we will continue to invest in our core medical device business. This investment will include focus on new products and technologies, capabilities, and internal development of our team. We expect to complete development of the above mentioned Pro-Dex branded product, with features the market has not seen before. We plan to remain a strong, profitable business, and also remain one of the Top Workplaces in Orange County, as described by the Orange County Register. We are also excited about our involvement with a startup company that is developing revolutionary technology in terms of customer specific surgery.

Thank you for your continued interest and support of Pro-Dex. We appreciate your patience as we worked through some challenging years. We are excited about the future as we continue to work hard to enhance the experiences of our employees, customers, and shareholders.

As always, I appreciate any comments or questions that you might have. You can reach the Board or myself at (949) 769-3200 or e-mail us at investor.relations@pro-dex.com.

Sincerely,

/s/ Rick Van Kirk
Rick Van Kirk
President and Chief Executive Officer

2361 McGaw Avenue

Irvine, California 92614

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 5, 2017

To the Shareholders of Pro-Dex, Inc.:

The Annual Meeting of Shareholders (“Annual Meeting”) of Pro-Dex, Inc. (“Pro-Dex”, the “Company”, “we”, “us” or “our”) will be held at our headquarters, 2361 McGaw Avenue, Irvine, California, on December 5, 2017, at 9:30 a.m. Pacific Standard Time, for the following purposes:

1.

To elect five persons to serve as our directors for a term of one year each. The nominees for election to our Board of Directors are named in the attached Proxy Statement, which is part of this Notice.

2.

To ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.

3.

To hold an advisory vote to approve the compensation of our Named Executive Officers.

4.

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 3, 2017, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important. In an effort to facilitate the voting process, we are pleased to avail ourselves of Securities and Exchange Commission, or SEC, rules that allow proxy materials to be furnished to shareholders on the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was mailed to you on or about October 19, 2017, or, if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. Your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the Annual Meeting. If you vote by proxy, you may nevertheless attend the Annual Meeting and vote your shares in person.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 19, 2017, OR, IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

OUR BOARD OF DIRECTORS RECOMMENDS: A VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT; AND A VOTE “FOR” EACH OF PROPOSALS 2 AND 3.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Alisha K. Charlton
Corporate Secretary

2361 McGaw Avenue

Irvine, California 92614

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ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 5, 2017

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PROXY STATEMENT

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SOLICITATION OF PROXIES

The Board of Directors (“Board”) of Pro-Dex, Inc. (“Pro-Dex”, the “Company”, “we”, “us” or “our”) has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our Annual Meeting of Shareholders (“Annual Meeting”) to be held at Pro-Dex’s headquarters, 2361 McGaw Avenue, Irvine, California, on Tuesday, December 5, 2017, at 9:30 a.m. Pacific Standard Time, and at any and all adjournments or postponements thereof. Shareholders are requested to promptly vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, which was mailed to you on or about October 19, 2017. If you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. All shares represented by each properly submitted and unrevoked proxy received on the Internet or by telephone prior to 11:59 p.m. Eastern Standard Time on Monday, December 4, 2017, or by proxy card prior to or at the Annual Meeting, will be voted in the manner specified therein, and if no direction is indicated (except in the case of broker non-votes), “for” each of the five director nominees named under Proposal No. 1; and “for” each of Proposal Nos. 2 and 3.

Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary prior to or at the Annual Meeting, by voting again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to 11:59 p.m. Eastern Standard Time on Monday, December 4, 2017, will be counted), by submitting prior to or at the Annual Meeting a later dated proxy card executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person submitting the prior proxy.

Any shareholder who owns shares in street name and would like to vote in person at the Annual Meeting should inform his or her broker of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification, such as a driver’s license or passport, in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Pro-Dex stock as of the record date. Upon submission of proper identification and ownership documentation, we will be able to admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his or her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder’s vote will not be counted unless he or she appears at the Annual Meeting and votes in person.

Our Board does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the accompanying Notice of Annual Meeting. So far as is known to our Board, no other matters are to be brought before the Annual Meeting. However, if any other matters are presented properly for action at the Annual Meeting or at any adjournments or postponements thereof, it is intended that the proxies will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of our Board or a properly authorized committee thereof.

This proxy statement, the accompanying shareholder letter, the accompanying proxy card and our Annual Report on Form 10-K are being made available to our shareholders on the Internet at www.proxyvote.com through the notice and access process on or about October 19, 2017. We will bear the cost of soliciting proxies pursuant to this proxy statement. The solicitation will be made through the Internet and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock, no par value per share (“Common Stock”). Further solicitation of proxies may be made by mail upon request, and by telephone or oral communications with some shareholders. Our regular employees, who will not receive additional compensation for the solicitation, or a compensated proxy solicitation firm, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 4,345,193 shares of our Common Stock outstanding at the close of business on October 3, 2017, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Under Colorado law, our Articles of Incorporation and our Bylaws, the holders of a majority of the total shares entitled to vote at the Annual Meeting, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting. Shares of our Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

An “abstention” is the voluntary act of not voting by a shareholder who is represented in person or by proxy at a meeting and entitled to vote. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) the broker or nominee does not have discretionary voting power under applicable rules or the instruments under which it serves in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

For Proposal No. 1 (the election of directors), assuming that a quorum is present, the five nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and broker non-votes have no practical effect.

For Proposal No. 2 (to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018) and Proposal No. 3 (advisory vote to approve the compensation of our Named Executive Officers) assuming that a quorum is present, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter. In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.

Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the Annual Meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the Annual Meeting.

Recommendations of our Board

Our Board recommends that our shareholders vote “for” each of the five director nominees named under Proposal No. 1; and “for” each of Proposal Nos. 2 and 3.

THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company’s Common Stock as of October 3, 2017 by:

•

each member of the Board;

•

each of the Company’s Named Executive Officers listed in the “Summary Compensation Table” included in the “Executive Compensation” section of this proxy statement;

•

all of the Company’s directors and Named Executive Officers as a group; and

•

each person or entity known to the Company that beneficially owns more than five percent of the Company’s Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the address of each beneficial owner is c/o Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California, 92614. Unless otherwise indicated below, the Company believes that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the shareholder’s name.

The percentages of Common Stock beneficially owned are based on 4,345,193 shares of Common Stock outstanding at October 3, 2017.

	Number of	Percent of
	Shares of Common	Common Stock
	Stock Beneficially	Beneficially
Name and Address of Beneficial Owner	Owned	Owned(1)
Nicholas J. Swenson, AO Partners I, L.P.; and AO Partners, LLC(2) 5000 West 36th Street, Suite 130 Minneapolis, MN 55416	1,133,597	26.1%
Raymond E. Cabillot; Farnam Street Partners, L.P.; Farnam Street Capital, Inc.; and Peter O. Haeg(3) 3033 Excelsior Blvd., Suite 320 Minneapolis, MN 55416	565,923	13.0%
Richard L. Van Kirk(4)	69,229	1.6%
David C. Hovda(4)	15,000	*
William J. Farrell III	6,200	*
Alisha K. Charlton(5)	2,114	*
All Directors, Director Nominees and Named Executive Officers as a group (6 persons)(4)	1,792,063	40.7%

———————

*

Indicates less than 1 percent of the outstanding shares of common stock.

(1)

Applicable percentage ownership is based on 4,345,193 shares of Common Stock outstanding as of October 3, 2017. Any securities not outstanding but subject to options exercisable as of October 3, 2017, or exercisable within 60 days after such date, are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

(2)

AO Partners, LLC is the General Partner of AO Partners I, L.P. Mr. Swenson is the Managing Member of AO Partners, LLC, and, in such capacity, has the power to direct the affairs of AO Partners, LLC, including the voting and disposition of shares of our Common Stock held by AO Partners I, L.P. As such, AO Partners I, L.P., AO Partners, LLC and Mr. Swenson may be deemed to share voting and dispositive power with regard to the 1,037,984 shares of our Common Stock held by AO Partners I, L.P. The remaining 95,613 shares are owned by Nicholas J. Swenson directly.

(3)

Farnam Street Partners, L.P., Farnam Street Capital, Inc., Raymond E. Cabillot, and Peter O. Haeg claim shared voting power and shared dispositive power of 565,923 shares of our Common Stock held by Farnam Street Partners, L.P.

(4)

Includes shares of Common Stock issuable upon the exercise of options that were exercisable as of October 3, 2017, or exercisable within 60 days after October 3, 2017, as follows: Mr. Van Kirk, 50,000 shares; Mr. Hovda, 4,500 shares; and all directors, director nominees and Named Executive Officers as a group, 54,500 shares.

(5)

The shares owned by Ms. Charlton were all purchased pursuant to an Employee Stock Purchase Plan under Section 423 in exempt transactions pursuant to Rule 16b-3.

Proposal No. 1

ELECTION OF DIRECTORS

Current Board Structure and Director Terms

Our Board is currently composed of five members. All directors or their successor nominees stand for election each year.

Certain information with respect to each of the nominees who will be presented at the Annual Meeting by our Board for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should a nominee become unavailable to serve, proxies will be voted for such other person as may be designated by our Board.

Unless the authority to vote for directors has been withheld in the proxy, the person named in the accompanying proxy intends to vote at the Annual Meeting for the election of each of the nominees presented below. In the election of directors, assuming a quorum is present, the five nominees for director receiving the highest number of votes cast at the Annual Meeting will be elected as our directors.

DIRECTORS

Set forth below is certain information with respect to our directors.

Name	Age	Position With Company	Audit	Compensation	Nominating and Governance
Raymond E. Cabillot	54	Director	X	X	C
William J. Farrell III	44	Director		X	X
David C. Hovda	55	Director	C		X
Richard L. Van Kirk	57	Director, Chief Executive Officer, and President
Nicholas J. Swenson	49	Director, Chairman of the Board	X	C	X

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(X)	Member of the Committee
(C)	Chairman of the Committee

Messrs. Cabillot, Farrell, Hovda and Swenson currently each qualify as an “independent director” as such term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and we expect that each will continue to qualify as an “independent director” if elected.

Our Board is of the opinion that the election to our Board of the director nominees identified herein, each of whom has consented to serve if elected, would be in our shareholders’ best interests.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE

NOMINEES NAMED BELOW.

Raymond E. Cabillot (54), current director and nominee, has, from January 1998 until the present, served as Chief Executive Officer and a director of Farnam Street Capital, Inc., the General Partner of Farnam Street Partners L.P., a private investment partnership located in Minneapolis, MN. He was a Senior Research Analyst at Piper Jaffray, Inc. from 1990 to 1998. Prior to that, he worked for Prudential Capital Corporation from 1987 to 1990 as an Associate Investment Manager and as an Investment Manager. Mr. Cabillot has served on the board of directors of Oxbridge Re Holdings Limited a specialty and casualty reinsurer, since 2013 and Air T, Inc., a provider of air cargo services and ground equipment sales and support services since November 2016. He was a director of O.I. Corporation, a Nasdaq listed company (OICO), from 2006 to 2010. He served as Chairman of the Board of O.I. Corporation from 2007 through 2010 and during 2010 served as Co-Chairman of the Board of O.I. Corporation. Mr. Cabillot has a B.A. degree with a double major in Economics and Chemistry from Saint Olaf College and an M.B.A. from the University of Minnesota. Mr. Cabillot has been a director of ours since January 2013.

Mr. Cabillot brings the following experience, qualifications, attributes and skills to our Board:

•

More than 25 years of experience as a financial analyst and investment manager;

•

Years of public company board experience, including three years as Chairman and one year as Co-Chairman; and

•

Independent of our management.

William J. Farrell III (44), current director and nominee, effective October 2, 2017 serves as SVP of Business Services at Gundersen Health System, an integrated healthcare organization serving counties in Wisconsin, Iowa, and Minnesota. Mr. Farrell is co-founder of FreshRealm, LLC, a developer of new technologies to streamline fresh food distribution and served as its Chief Operating Officer from January 2013 through September 2017. In addition, from January 2011 until the present, he has served as Chief Executive Officer of Viszy Inc., a start-up company developing software and services for the consumer market. Mr. Farrell is also Chief Executive Officer of B ō biam, LLC, a company that turns youth art into apparel and other products, which it merchandises through its retail store and wholesale channels. From April 1998 to January 2011, Mr. Farrell held various senior management roles at Medtronic, Inc. (NYSE: MDT), a multi-national medical technology company. His engineering career began with eight years in production support, process development and operations. He then worked 10 years in product development for Medtronic, during which time he led management teams in program, product and process development. At the end of his tenure with Medtronic, he was Senior Director of Product Development and led corporate-wide initiatives to improve design, reliability and manufacturability practices. Mr. Farrell has a B.S. degree in Mechanical Engineering from the University of Minnesota (1996). Mr. Farrell has been a director of ours since January 2013.

Mr. Farrell brings the following experience, qualifications, attributes and skills to our Board:

•

Current senior-level management, operating and board experience;

•

More than 12 years of experience in engineering and management roles in the medical device industry, our primary target market; and

•

Independent of our management.

David C. Hovda (55), current director and nominee, has served as President, Chief Executive Officer and a member of the Board of Directors of Simplify Medical, Inc., a privately held medical device company that has developed a cervical artificial disc replacement optimized for MRI imaging, since 2013. Prior to his tenure with Simplify Medical, he was President, Chief Executive Officer and a member of the Board of Directors of SpinalMotion, Inc., a privately held medical device company that designed, developed and marketed artificial discs for use in the spine, from 2004 to 2013. Prior to joining Spinal Motion, he held leadership positions with Arthrocare, Inc. (Nasdaq: ARTC), a developer and manufacturer of surgical devices, instruments, and implants focused on enhancing surgical techniques and patient outcomes, serving as the Vice President/General Manager of its Spine Division from 1999 to 2004, and as the Managing Director of its ENT Division from 1997 to 1999. From 1992 to 1997, Mr. Hovda served in financial analysis and product management positions with Medtronic, Inc. (NYSE: MDT), a multi-national medical technology company, which culminated in his service as the European Business Manager of its Upper Airway Venture from 1995 to 1997. He holds more than 40 patents related to radio frequency ablation technology, specific clinical applications, and artificial disc replacement designs and implantation methods. Mr. Hovda served for five years with the United States Navy, achieving the rank of Lieutenant. He received a Bachelor of Science degree in Civil Engineering from Northwestern University and an M.B.A. from the Harvard Graduate School of Business Administration. Mr. Hovda has been a director of ours since January 2013.

Mr. Hovda brings the following experience, qualifications, attributes and skills to our Board:

•

Current senior-level management, operating and board experience based on more than 20 years of participation in the medical device industry, our primary target market, twelve years of which are specifically with medical devices to treat disorders of the spine, a sector within the medical device industry that we believe represents potential for future revenue growth;

•

Core management and leadership skills gained through experience overseeing and managing operations at the manager and chief executive officer levels, including experience in medical device intellectual property, product development, clinical testing and marketing;

•

Experience in financial analysis, including operational restructuring, acquisition opportunities, raising capital, budgeting and forecasting, and market entry feasibility; and

•

Independent of our management.

Richard L. Van Kirk (57), has served as our Chief Executive Officer and President since January 2015 in addition to his position as Chief Operating Officer which he has held since April, 2013. Mr. Van Kirk joined the Company as Director of Manufacturing in 2006, and was subsequently promoted to Vice President of Operations in 2007. Prior to joining the Company, Mr. Van Kirk served as Manufacturing Manager and Manager of Product Development for the ChargeSource division of Comarco, Inc., a provider of power and charging functionality for popular electronic devices and wireless accessories, and as General Manager at Dynacast, a leader in precision die casting. Mr. Van Kirk holds a BA in Business Administration from California State University, Fullerton and an MBA from Claremont Graduate School. Mr. Van Kirk has been a director of ours since January 2015.

Mr. Van Kirk brings the following experience, qualifications, attributes and skills to our Board:

•

Current senior-level management experience as our Chief Executive Officer; and

•

Over 15 years of senior-level management in the areas of manufacturing, operations, supply chain, distribution and logistics including nearly 10 years of experience in our operations management.

Nicholas J. Swenson (49), current director and nominee, is an executive, investor and research analyst. He has served as the managing partner of AO Partners, LLC since January 2012. He has also served as President and Chief Executive Officer of Air T, Inc. (AIRT), a Nasdaq listed company, since October 2013, as Chairman of the Board since August 2013 and as a member of the Board of Directors since August 2012. Mr. Swenson serves as a director of several private companies as well. Also, since March 2009, Mr. Swenson has been the Portfolio Manager of Groveland Capital, LLC. Prior to forming Groveland Capital, Mr. Swenson was a Portfolio Manager and Partner at Whitebox Advisors, LLC, a multi-strategy hedge fund, from 2001 to 2009. From 1999 to 2001 he was a research analyst at Varde Partners, LLC, a partnership that specializes in distressed debt investing. He was an Associate in Corporate Finance at Piper Jaffray, Inc. from 1996 to 1999. Mr. Swenson has a B.A. degree in History from Middlebury College (1991) and an M.B.A. from the University of Chicago (1996). Mr. Swenson has been a director of ours since January 2013.

Mr. Swenson brings the following experience, qualifications, attributes and skills to our Board:

•

20 years of experience as a financial analyst and investment manager;

•

Public company senior-level management, operating and board experience; and

•

Independent of our management.

BUSINESS EXPERIENCE OF KEY MANAGEMENT

Set forth below is information concerning our other non-director key management personnel.

Alisha Charlton (48) was appointed our Chief Financial Officer in January 2015. She joined the Company in January 2014 as Senior Director of Finance. Prior to joining the Company, Ms. Charlton held various accounting positions at Comarco, Inc. from October 2000 to January 2014 culminating in her appointment as Chief Accounting Officer in April 2011. Prior to her 13 year tenure at Comarco, Ms. Charlton held various accounting and finance positions with CKE Restaurants, Inc. from February 1995 to October 2000. Ms. Charlton began her career in July 1991 with KPMG Peat Marwick (now KPMG LLP) and was formerly a certified public accountant. Ms. Charlton holds a B.A. in Business Economics from the University of California, Santa Barbara and a CPA license (inactive) from the California State Board of Accountancy.

BOARD MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2017, our Board held five meetings and acted seven times by unanimous written consent. The independent members held one executive sessions during the meetings held during the fiscal year ended June 30, 2017. The “independent directors” consist of all non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules). No director attended less than 75% of the aggregate of all meetings of our Board and all meetings of committees of our Board upon which he served.

Audit Committee

Our Board has an Audit Committee that consists of three Board members, Messrs. Hovda (Chairman), Cabillot and Swenson. The Audit Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board. The duties of the Audit Committee include meeting with our independent registered public accounting firm to review the scope of the annual audit and to review our quarterly and annual financial statements before the statements are released to our shareholders. The Audit Committee also evaluates the independent public accounting firm’s performance and appoints or replaces the independent public accounting firm subject, if applicable, to the consideration of shareholder ratification for the ensuing fiscal year. A copy of the Audit Committee’s current charter may be found at http://www/pro-dex/com/wp-content/uploads/2017/09/Audit-Committee-Charter-282017-Updates-Final29-1.pdf. The Audit Committee and Board have confirmed that the Audit Committee does and will continue to include at least three independent directors and has confirmed that Messrs. Hovda, Cabillot and Swenson each meet applicable SEC regulations for designation as an “Audit Committee Financial Expert” based upon their respective experience noted elsewhere in this proxy statement. The Audit Committee held six meetings during the fiscal year ended June 30, 2017.

Nominating/Corporate Governance Committee

Our Board has a Nominating/Corporate Governance Committee (“Nominating Committee”) that consists of four Board members, Messrs. Cabillot (Chairman), Farrell, Hovda and Swenson. The Nominating Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board, a copy of which may be found at http://www.pro-dex.com/media/23113/prodex_gov_committee_charter.pdf. In such capacity, the Nominating Committee identifies and reviews the qualifications of candidate nominees to our Board. During the fiscal year ended June 30, 2017, the full Board carried out the duties typically ascribed to the Nominating Committee. As such, the Nominating Committee held no separate meetings during the fiscal year ended June 30, 2017.

The Nominating Committee works with our Board to determine the appropriate characteristics, skills and experiences for our Board as a whole and its individual members with the objective of having a Board with diverse experience. The Nominating Committee believes that it is desirable that directors possess an understanding of our business environment and have the requisite ethical standards, knowledge, skills, expertise and diversity of experience such that our Board’s ability to manage and direct our affairs and business is enhanced. Additional considerations may include an individual’s capacity to enhance the ability of committees of our Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Nominating Committee may receive candidate nomination suggestions from current Board members, our executive officers, our shareholders or other sources, which may be either unsolicited or in response to requests from our Board for such candidates. The Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates. Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, a member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that it might be evaluating for nomination to our Board. The Nominating Committee or other Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s qualifications and accomplishments. With the candidate’s consent, the Nominating Committee may also engage an outside firm to conduct background checks on the candidate as part of the evaluation process. The Nominating Committee’s evaluation process does not vary based on the source of the recommendation.

Shareholder nominations for director should be sent to our Secretary and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any such candidate to be considered for nomination and, if nominated, to be included in the proxy statement, such recommendation must satisfy the requirements discussed later in this proxy statement under the heading “Proposals of Shareholders.”

In compiling the list of our Board nominees appearing in this proxy statement, nominee referrals as well as nominee recommendations were received from existing directors and members of management—both solicited and unsolicited. No paid consultants were engaged by us, our Board or any of our Board’s committees for the purposes of identifying qualified, interested Board candidates.

Compensation Committee

Our Board has a Compensation Committee that consists of three Board members, Messrs. Swenson (Chairman), Cabillot and Farrell. The Compensation Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board. A copy of the Compensation Committee’s current charter may be found at http://www.pro-dex.com/media/23092/compensation_committee_charter.pdf. The Compensation Committee establishes compensation policies applicable to our executive officers and directors. During the fiscal year ended June 30, 2017, the Compensation Committee held no meetings and acted twice by unanimous written consent.

From time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice, or otherwise participate in Compensation Committee meetings or executive sessions of the Board. Among other things, the charter of the Compensation Committee grants the Compensation Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Investment Committee

The Investment Committee was formed in April 2013 and is currently comprised of one management director, Mr. Van Kirk, and two non-management directors, Mr. Cabillot and Mr. Swenson, who chairs the committee. The purpose of the Investment Committee is to administer and invest surplus capital from time to time, in such amounts as approved by the board, in authorized investments. During the fiscal year ended June 30, 2017, the Investment Committee met once and acted twice by unanimous written consent.

FAMILY RELATIONSHIPS

There are no family relationships among our executive officers and directors.

BOARD LEADERSHIP STRUCTURE

Our Board has separated the roles of Chairman of the Board and Chief Executive Officer. Mr. Swenson, an independent director, serves as Chairman of our Board and presides at all Board and shareholder meetings. Mr. Van Kirk, our Chief Executive Officer, serves as our primary spokesperson and supervises our business, subject to the direction of our Board. The independent Board members annually assess Mr. Van Kirk’s performance as Chief Executive Officer. We believe that an independent Chairman of the Board is better able to provide oversight and guidance to management, especially in relation to the Board’s essential role in risk management oversight, and to ensure the efficient use and accountability of resources. Furthermore, this separation provides for focused engagement between these two roles in their respective areas of responsibility, while still providing for collaborative participation. The separation of the Chairman of the Board and Chief Executive Officer roles, together with our other comprehensive corporate governance practices, are designed to establish and preserve management accountability, provide a structure that allows the Board to set objectives and monitor performance, and enhance shareholder value.

BOARD’S ROLE IN RISK OVERSIGHT

Our Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating Committee manages risks associated with the independence of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee and management reports about such risks and their mitigation. Our Board believes the division of risk management responsibilities described above is an effective approach for evaluating and addressing the risks we face and that the structure allows our Board to exercise effective oversight of the actions of management.

COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT

Compensation Committee Procedures

The Compensation Committee makes its most significant determinations with respect to annual compensation, bonus awards, and new financial and other corporate performance objectives for executive compensation purposes, at one or more meetings held during the fiscal year for which the targets and compensation levels are applicable. At various meetings throughout the year, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of, and any risks relating to, our compensation strategies, policies and practices, potential modifications to those strategies, policies and practices, and new trends, plans or approaches to compensation.

Generally, the Compensation Committee’s process consists of two related elements: (i) the determination of compensation levels and (ii) the approval of discretionary cash bonus awards based upon company and personal performance. For executive officers other than our CEO, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our CEO. In the case of our CEO, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation. Our CEO may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. For all executive officers and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executive officers in various hypothetical scenarios, our stock performance data, and analyses of historical executive compensation levels and our current compensation levels. Periodically, the Compensation Committee reviews all of our incentive compensation plans in order to evaluate the level of risk that such plans may encourage and, along with management’s report concerning such matters and their mitigation, to ensure that each plan is properly monitored and evaluated. The specific determinations of the Compensation Committee with respect to executive compensation for the fiscal year ended June 30, 2017 are described herein.

Compensation Committee Philosophy

Our compensation philosophy is predicated upon the following concepts:

•

We pay competitively. We are committed to providing a pay program that helps attract and retain highly qualified people in the industry. To ensure that pay is competitive, we compare our pay practices with those of other leading companies of similar size and location(s) and set our pay parameters based on this review.

•

We pay for sustained performance. Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by the Compensation Committee by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit and cash flow.

•

We strive for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual as compared to the compensation paid to both our executives and executives at comparable companies.

•

We believe that employees should understand the performance evaluation and pay administration process.

The Compensation Committee believes that it is important that our executives be compensated in a manner that closely links compensation with performance and yet does not incent excessive risk-taking. To that end, the Compensation Committee has developed a comprehensive and balanced compensation plan that includes a base salary; discretionary bonuses upon evaluation of company and personal performance; and, a package of benefits similar in scope and nature to those offered to all our other employees. The Compensation Committee believes that equity-based incentives are an integral component of a competitive compensation plan. Accordingly, in September 2016, our Board approved the 2016 Equity Incentive Plan which shareholders approved on November 29, 2016. Additionally, in September 2014 our Board approved the 2014 Employee Stock Purchase Plan (the “ESPP”) which was approved by our shareholders in December 2014.

The Compensation Committee believes that there are no risks related to our compensation plans that would result in a material adverse impact on us. This conclusion is based upon management’s risk analysis and the Compensation Committee’s belief that the following mitigating factors also serve to reduce such risks:

•

Incentives are capped at a maximum amount regardless of the degree to which objectives may be exceeded.

•

Payments are based upon audited year end results.

•

Multiple objectives are used as performance targets.

•

Computations are reviewed at regular intervals during the year and are subject to multiple levels of review at the management, committee, and full Board level.

Compensation of Executive Officers

The following table sets forth certain compensation information for the fiscal years ended June 30, 2017 and 2016, for our Chief Executive Officer and our Chief Financial Officer who were the only executive officers whose compensation exceeded $100,000 during the fiscal year ended June 30, 2017 (collectively, the “Named Executive Officers”).

Summary Compensation Table

			All Other
		Salary	Compensation(3)	Total
Name and Principal Position	Year	($)	($)	($)
Richard L. Van Kirk(1)	2017	$219,231	$139,893	$359,124
Director, CEO, President and COO	2016	$205,000	$36,609	$241,609
Alisha K. Charlton(2)	2017	$174,615	$74,761	$249,376
Chief Financial Officer	2016	$165,000	$5,299	$170,299

———————

(1)

Mr. Van Kirk was appointed our Chief Executive Officer, President and Director on January 12, 2015, in addition to continuing his position as COO.

(2)

Ms. Charlton joined Pro-Dex on January 29, 2014 and was appointed our Chief Financial Officer on January 12, 2015.

(3)

The amounts reported above under the heading “All Other Compensation” consist of the following:

		All Other Compensation ($)
			401K	Bonus &
		Insurance	Matching	Imputed
		Premiums	Contributions	Earnings(4)	Total
Name and Principal Position	Year	($)	($)	($)	($)
Richard L. Van Kirk	2017	$12,905	$2,741	$124,247	$139,893
Director, CEO, President and COO	2016	$18,066	$2,633	$15,910	$36,609
Alisha K. Charlton	2017	$2,222	$1,585	$70,954	$74,761
Chief Financial Officer	2016	$3,515	$1,666	$118	$5,299

(4)

The 2017 Bonus and Imputed Earnings amount for fiscal 2017 includes a discretionary bonus awarded to Mr. Van Kirk and Ms. Charlton in the amount of $85,000 and $70,000, respectively. Such amounts were accrued for during fiscal 2017 but paid during fiscal 2018.

Employment Agreements with Named Executive Officers

Employment Arrangement with Richard L. Van Kirk

On January 12, 2015, Mr. Van Kirk began service as our Chief Executive Officer, President and Director, in addition to continuing to serve as our Chief Operating Officer, a position he has held since April 23, 2013. In connection with that appointment, Mr. Van Kirk continues his at-will employment arrangement with the Company. Mr. Van Kirk’s compensation consists of the following:

•

A base salary at an annualized rate of $205,000, such amount was increased to $225,000 effective October 1, 2016.

•

Mr. Van Kirk is permitted to participate in any program of stock options or other equity grants that we provide key employees from time to time, including our 2016 Equity Incentive Plan and ESPP.

•

Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits on the same terms as other employees.

Employment Arrangement with Alisha K. Charlton

On January 12, 2015, Ms. Charlton began service as our Chief Financial Officer. In connection with that appointment, Ms. Charlton continued her at-will employment arrangement with the Company. Ms. Charlton’s compensation consists of the following:

•

A base salary at an annualized rate of $165,000, such amount was increased to $177,500 effective September 11, 2016.

•

Ms. Charlton is permitted to participate in any program of stock options or other equity grants that we provide key employees from time to time, including our 2016 Equity Incentive Plan and ESPP.

•

Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits on the same terms as other employees.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of June 30, 2017.

	Option Awards
	Number of Securities Underlying Unexercised Options		Option	Option
Name	Exercisable (#)	Unexercisable (#)	Exercise Price ($)	Expiration Date
Richard L. Van Kirk	20,000	—	$1.97	10/07/2020
	25,000	—	$1.80	09/12/2021
	5,000	—	$1.73	09/11/2022

Compensation of Directors

2016 Directors’ Compensation Plan

On May 1, 2016, our Board acted by Unanimous Written Consent to pay each non-employee director compensation as follows:

•

Fees of $18,000 per fiscal year, paid quarterly in arrears; and

•

An annual retainer of $25,000 for the Audit Committee Chair, paid quarterly in arrears.

The following table details the cash retainers and fees, as well as equity compensation in the form of stock awards, earned by our non-employee directors during fiscal 2017:

Name	Fees Paid in Cash(1) ($)	Option Awards ($)	Total ($)
David C. Hovda	$25,000	$—	$25,000
William J. Farrell III	$18,000	$—	$18,000
Nicholas J. Swenson	$18,000	$—	$18,000
Raymond E. Cabillot	$18,000	$—	$18,000

———————

(1)

The cash amount reported in this column represents amounts earned during fiscal 2017. All amounts were paid in the current fiscal year accept for the 4th quarter accrual, which was paid in fiscal 2018.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2017 with respect to shares of Common Stock that may be issued under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by Stockholders:
2016 Equity Incentive Plan	—	—	1,500,000
Second Amended and Restated 2004 Stock Option Plan(1)	52,500	$1.85	—
Amended and Restated 2004 Directors’ Stock Option Plan(2)	4,500	$2.14	—

———————

(1)

The Second Amended and Restated 2004 Stock Option Plan was terminated by our Board on June 26, 2014 and, as a result, no further options may be granted under such plan.

(2)

The Amended and Restated 2004 Directors’ Stock Option Plan was terminated by our Board on June 26, 2014 and by our shareholders on December 3, 2014 and as a result, no further options may be granted under this plan.

Options and Equity Awards Generally

2004 Stock Option Plans

Our Board, as the administrator of each of the 2004 plans listed above, has the discretion to accelerate the vesting of any outstanding options held by the employees and directors in the event of an acquisition of us by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

In the event of a change of control (as such term is defined in the 2004 stock option plans listed in the table above, which definition includes, among other items, (a) conditions under which a person or group becomes a beneficial owner of 50% or more of the voting power of our outstanding stock, or (b) a change in the composition of our Board occurring within a one-year period of 60% or more), the Board has the discretion to accelerate the vesting of any outstanding options or shares of restricted stock held by employees. Vesting of outstanding options held by members of our Board would be automatically accelerated as a result of a change of control.

2016 Equity Incentive Plan

Our Compensation Committee, as the administrator of the 2016 Equity Incentive Plan listed above, has the discretion to accelerate the vesting of any outstanding options or Stock Appreciation Rights (“SARs”) held by the employees, consultants and directors in the event of an acquisition of us by a merger or asset sale in which the outstanding options and SARs under the plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

In the event of a change of control (as such term is defined in the 2016 Equity Incentive Plan , which definition includes, among other items, (a) conditions under which a person or group becomes a beneficial owner of 50% or more of the voting power of our outstanding stock, or (b) a majority change in the composition of our Board occurring within a one-year period, or (c) a change in the owenership of 40% of the Company’s assets, or (d) a complete liquidation or dissolution of the Company), the Board has the discretion to accelerate the vesting of any outstanding options or SARs. The number of shares subject to Restricted Shares and RSU awards would be immediately delivered as a result of a change of control. All performance awards shall immediately become vested and payable to participants, within 30 days after a change of control.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of our Board in providing oversight to our financial management, independent registered public accounting firm, and financial reporting procedures. Our management is responsible for preparing our financial statements and the independent registered public accounting firm is responsible for auditing those statements. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in our 2017 Annual Report on Form 10-K with management and Moss Adams, LLP, the independent registered public accounting firm engaged to audit such financial statements.

The Audit Committee has discussed with Moss Adams, LLP the matters required to be discussed by Auditing Standard No. 16 (“Communications with Audit Committees”). The Audit Committee has received the written disclosures and the letter from Moss Adams, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with Moss Adams, LLP its independence. In concluding that Moss Adams, LLP is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by Moss Adams, LLP were compatible with maintaining its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017, and be filed with the SEC.

The Audit Committee has appointed Moss Adams, LLP to serve as our independent auditors for the fiscal year ending June 30, 2018.

AUDIT COMMITTEE

David C. Hovda	Raymond E. Cabillot	Nicholas J. Swenson

CODE OF BUSINESS CONDUCT AND ETHICS

Our code of business conduct and ethics, as approved by our Board, can be obtained from http://www.pro-dex.com/media/23086/prodex_code_of_conduct.pdf.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of the code that relate to one of more of the items set forth in Item 406(b) of Regulation S-K and its successor regulation, by describing on our Internet website, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted. There have been no waivers of the ethics policy granted during the fiscal year ended June 30, 2017 and through the date of this proxy statement, nor have there been any requests for such waivers during that period.

Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our directors and officers and any person who owns more than ten percent of our Common Stock are required to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the SEC and the Nasdaq Capital Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all forms they file in accordance with Section 16(a). To our knowledge, based solely on our review of the copies of such reports furnished to us or filed with the SEC and written representations that no other reports were required, for the fiscal year ended June 30, 2017, all Section 16(a) reports required to be filed by our officers directors and greater than 10% shareholders were properly and timely filed.

POLICIES AND PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

Our Board has the responsibility to review and discuss with management and approve, and has adopted written policies and procedures relating to approval or ratification of, interested transactions with related parties. During this process, the material facts as to the related party’s interest in a transaction are disclosed to all Board members or an applicable committee. Under the policies and procedures, the Board is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction. An “interested transaction” is any transaction in which we are a participant and any related party has or will have a direct or indirect interest. Transactions that are in the ordinary course of business and would not require either disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Act or approval of the Board or an independent committee of the Board pursuant to applicable Nasdaq rules would not be deemed interested transactions. No director may participate in any approval of an interested transaction with respect to which he or she is a related party. Our Board intends to approve only those related party transactions that are in the best interests of the Company and our shareholders and accordingly, our Board, other than Mr. Cabillot, voted to approve the transaction described below.

On September 20, 2017, we entered into a Participation Agreement with FS Special Opportunities I, L.P., a Minnesota limited partnership (“Principal”), pursuant to which we paid Principal $1,150,000 in cash to purchase a 50% undivided interest (the “Participation”) in Principal’s $2,300,000 loan (the “Loan”) to 414 New York LLC, a New York limited liability company (“Borrower”). The Participation constitutes our purchase of a property interest in the Loan from Principal and does not create a creditor-debtor relationship between us and Borrower. Borrower intends to use the proceeds from the Loan to acquire a leasehold interest in certain real estate operated as a hotel in the Borough of Manhattan, County, City and State of New York. Raymond E. Cabillot, a director of the Company, is the managing partner of Farnam Street Capital, Inc. (“Farnam”) and Farnam is the founding partner of FS Special Opportunities I, L.P.

Certain Relationships and Related Transactions

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Colorado law.

Director Independence

Our corporate governance guidelines provide that a majority of the Board and all members of the Audit, Compensation and Nominating Committees of the Board will be independent. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with us in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these questionnaires, the Board, with the assistance of the Nominating Committee, makes an annual determination as to the independence of each director using the current standards for “independence” established by the SEC and Nasdaq, additional criteria set forth in our corporate governance guidelines and consideration of any other material relationship a director may have with us.

The Board has determined that all of its directors are independent under these standards, except for Mr. Van Kirk, our Chief Executive Officer and President, who was appointed to our Board on January 12, 2015.

COMMUNICATIONS WITH DIRECTORS

Our Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with our Board, any individual directors or any group or committee of directors, correspondence should be addressed to our Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 2361 McGaw Avenue, Irvine, California 92614. To communicate with any of our directors electronically, a shareholder should send an email to our Secretary: alisha.charlton@pro-dex.com.

All communications received as set forth in the preceding paragraph will be opened by the Company’s Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is our policy that our directors are invited and encouraged to attend all of our annual meetings of shareholders. All of our directors were in attendance at the 2016 Annual Meeting.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018, and requests our shareholders to ratify this appointment. In the event that our shareholders do not ratify the selection of Moss Adams, LLP as our independent public accountants, our Board will consider the selection of another independent public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our shareholders.

A representative of Moss Adams, LLP is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

ACCOUNTING FEES

The Audit Committee’s policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee considers whether the performance of any service by our independent registered public accounting firm is compatible with maintaining such firm’s independence.

The following table sets forth the aggregate fees paid during the fiscal years ended June 30, 2017 and 2016 to our independent registered public accounting firm, Moss Adam, LLP, all of which were preapproved by the Audit Committee.

	Years Ended June 30,
	2017	2016
Audit Fees(1)	$172,038	$191,000
Audit-Related Fees(2)	56,972	—
Tax Fees(3)	9,000	10,900
Total	$238,010	$201,900

———————

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” For fiscal 2017, the majority of the audit-related fees were for services provided in conjunction with our At the Market Offering.

(3)

Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal state and local tax compliance, planning and advice.

Required Vote and Board Recommendation

Although shareholder ratification is not required for the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018, our Board has directed that this appointment be submitted to our shareholders for ratification at the Annual Meeting. Assuming a quorum is present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP TO SERVE AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2018.

Proposal No. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Compensation of Executive Officers and Management” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers for the fiscal year ended June 30, 2017. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the proxy statement.”

Required Vote and Board Recommendation

Assuming a quorum is present at the Annual Meeting, this proposal to approve, on an advisory basis, the compensation of our Named Executive Officers will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR”, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

ANNUAL REPORT

Our Annual Report on Form 10-K containing audited financial statements for the fiscal year ended June 30, 2017 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 of the SEC, proposals by shareholders and submissions by shareholders of director nominees that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us by June 21, 2018, in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals. Proposals by shareholders, as well as shareholder nominees for director, for possible consideration at our next annual meeting that are not intended for inclusion in our proxy materials must also be received by our Secretary no later than June 21, 2018. Every shareholder notice must also comply with certain other requirements set forth in our Bylaws, a copy of which may be obtained by written request delivered to our Secretary.

OTHER MATTERS

Our Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

OUR SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 19, 2017. IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Alisha K. Charlton
Corporate Secretary

Irvine, California

SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A PAPER COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2017, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, PRO-DEX, INC., 2361 MCGAW AVENUE, IRVINE, CALIFORNIA 92614 OR CALLING (949) 769-3200.

PRO-DEX, INC. C/O Broadridge PO BOX 1342 BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for any individual
			All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:						number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐

Nominees:

	01 Raymond E. Cabillot	02 William J. Farrell III		03 David C. Hovda		04 Nicholas J. Swenson	05 Richard L. Van Kirk

The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain

2.	To ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.						☐	☐	☐

3.	Advisory vote to approve the compensation of our Named Executive Officers.						☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Shareholder Letter, Proxy Card, Annual Report on Form 10-K is/are available at www.proxyvote.com

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PRO-DEX, INC. Annual Meeting of Shareholders December 5, 2017 9:30 AM This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard L. Van Kirk as attorney and proxy, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Pro-Dex, Inc. held of record by the undersigned on October 3, 2017, at the Annual Meeting of Shareholders to be held at Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California 92614, on December 5, 2017 at 9:30 a.m., local time, and at any and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” each of the director nominees listed in proposal 1, and "FOR" each of proposals 2 and 3.

Continued and to be signed on reverse side